7. Convertible Note Payable (June 2018 Note)	6 Months Ended
Jun. 30, 2018
Debt Disclosure [Abstract]
Convertible Note Payable

7. CONVERTIBLE NOTE PAYABLE

On January 18, 2018, the Board of Directors of the Company approved a non-public offering of up to $1,000,000 aggregate principal amount (the “Offering”) of its 12% Senior Secured Convertible Notes (the “Notes”). The Notes are convertible, in whole or in part, into shares of the Company’s Common Stock, at any time at a rate of $0.65 per share with fractions rounded up to the nearest whole share, unless paid in cash at the Company’s election. The Notes bear interest at a rate of 12% per annum and interest payments will be made on a quarterly basis. The Notes mature January 15, 2020.

The Notes are governed by a Securities Purchase Agreement (the “SPA”) and are secured by all of the assets of the Company pursuant to a Security and Pledge Agreement. In addition to the issuance of the Notes in the Offering, the Company’s Board of Directors approved, as part of the Offering, the issuance of warrants to purchase one share of the Company’s Common Stock for 50% of the number of shares of Common Stock issuable upon conversion of each Note (the “Warrants”). Each Warrant is immediately exercisable at $0.75 per share, contains certain anti-dilution down-round features and expires on January 15, 2023. If the Company ever defaults on the loan the Warrants to be issued will increase from 50% of the number of shares of Common Stock issuable upon conversion to 100%.

On January 22, 2018, the Company entered into a SPA and Security and Pledge Agreement with its first investor in the Offering and issued a Note to the investor in the principal amount of $500,000. Subscription funds were received by the Company from the investor on February 7, 2018. In addition to the Note, the Company issued to the investor 384,615 Warrants. The Warrants are considered equity instruments based on the Company’s early adoption of ASU 2017-11.

The proceeds received upon issuing the Note and Warrants were allocated to each instrument on a relative fair value basis. The initial fair value of the Warrants was $838,404 determined using the Black-Scholes valuation model with the following assumptions: expected term of 2.5 years; risk free interest rate of 2.1%; and volatility of 142%. The effective conversion rate resulted in a Beneficial Conversion Feature greater than the proceeds received. Thus, the discount is limited to the proceeds received of $500,000 and is amortized to interest expense using the effective interest method over the term of the Note.

For the three months ended June 30, 2018 and 2017, interest expense paid to the investor amounted to $16,274 and $0, respectively. For the three months ended June 30, 2018 the Company also amortized to interest expense $62,329 from the amortization of the discount.

For the six months ended June 30, 2018 and 2017, interest expense paid to the investor amounted to $26,137 and $0, respectively. The Company also amortized to interest expense $108,904 from the amortization of the discount.

The unpaid principal balance of the Note is $500,000 at June 30, 2018 and the remaining unamortized discount is $391,096.